UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934m
Date of report (date of earliest event reported): November 7, 2018 (November 6, 2018)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 on Form 8‑K/A (this “Amendment”) amends the Current Report on Form 8‑K of Wheeler Real Estate Investment Trust, Inc. filed on November 7, 2018 (the “Original Report”). This Amendment is being filed for the sole purpose of adjusting a hyperlink to the Exhibit 99.2 Supplemental Operating and Financial Data filed with the Original Report. The full text of the Original Report is repeated in this Amendment for convenience, but has not been modified from the text of the Original Report except solely to correct the hyperlink described above.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 6, 2018, Wheeler Real Estate Investment Trust, Inc. (the “Company”), issued a press release announcing its financial results for the three and nine months ended September 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company's Supplemental Operating and Financial Data for the three and nine months ended September 30, 2018 is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits.

99.1	Press release, dated November 6, 2018, announcing the Company's financial results for the three and nine months ended September 30, 2018.
99.2	Supplemental Operating and Financial Data for the three and nine months ended September 30, 2018.

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press release, dated November 6, 2018, announcing the Company's financial results for the three and nine months ended September 30, 2018.
99.2	Supplemental Operating and Financial Data for the three and nine months ended September 30, 2018.

SIGNATURE PAGE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly
Chief Executive Officer
Dated: November 7, 2018